SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 2, 2016 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue,
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

    The following proposals were submitted to the stockholders at the 2016 Annual Meeting of Stockholders held on June 2, 2016 (“Annual Stockholders Meeting”):

•	The election of Terry L. Jones and Brian W. McNeill as Class A directors to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified.

•
The election of Catherine L. Hughes, Alfred C. Liggins, III, D. Geoffrey Armstrong, and Ronald E. Blaylock as directors to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified.

•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

    For more information about the foregoing proposals, see our proxy statement dated April 22, 2016, the relevant portions of which are incorporated herein by reference. To be elected, each Class A director nominee must receive the affirmative vote of a plurality of the votes cast by the holders of the Class A common stock.  Each Class B director nominees are elected by the holders of Class A common stock and Class B common stock voting together as a single class but each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes.  Members of our board of directors are elected by a plurality of votes cast.  This means that the nominees that received the most votes cast were elected to the board, even if they did not receive a majority of votes cast. At the close of business on April 14, 2016, there were 1,916,701 shares outstanding shares of our Class A common stock and 2,861,843 outstanding shares of our Class B common stock.  Accordingly, a total of 30,535,131 votes could be cast at the meeting.  Class C and Class D common stock were not entitled to vote on any proposal presented at the meeting.

    The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

    Board of Director Election Results

Class A Director Nominee	Votes For	Votes Withheld	Non-Votes
Terry L. Jones	172,505	12,670	1,379,755
Brian W. McNeill	172,480	12,695	1,379,755
Class B Director Nominee
Catherine L. Hughes	28,674,035	129,570	1,379,755
Alfred C. Liggins, III	28,673,994	129,611	1,379,755
D. Geoffrey Armstrong	28,792,910	10,695	1,379,755
Ronald E. Blaylock	28,792,961	10,644	1,379,755

    The six nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

    Ratification of Ernst & Young LLP as Radio One’s independent registered public accounting firm

    The results of the voting included 1,530,167 votes for, 12,169 votes against, and 28,640,399 votes abstained. The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
June 7, 2016	Peter D. Thompson
Executive Vice President and Chief Financial Officer